Capital management	12 Months Ended
Jun. 30, 2025
Capital Management
Capital management
27.	Capital management

The primary objective of the Group’s capital management is to safeguard the entity’s ability to continue as a going concern. The related parties have undertaken not to recall the amounts due to them until such time the Company is in the position to repay these amounts without impairing its liquidity position and to provide continuing financial support and adequate funds to enable the Company to meet its liabilities as and when they fall due.

No changes were made in the objectives, policies or processes during the financial year ended June 30, 2025.

The Group is not subjected to either internal or external imposed capital requirement. The Group’s overall strategy remains unchanged from 2024.

Basel Medical Group Ltd. and its Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For year ended June 30, 2025 and 2024